EXHIBIT 99

                                CERTIFICATION OF

               CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

              PURSUANT TO SECTION 906 OF SARBANES-OXLEY ACT OF 2002

         This Certificate is being filed pursuant to 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002. This Certification is included solely for the purposes of complying with the provisions of Section 906 of the Sarbanes-Oxley Act and is not intended to be used for any other purpose. In connection with the accompanying Quarterly Report on Form 10-QSB of Nomadic Collaboration International, Inc. for the quarter ended September 30, 2002, the undersigned hereby certifies in his capacity as an officer of Nomadic Collaboration International, Inc. that to his knowledge:

     1. such Quarterly Report on Form 10-QSB of Nomadic Collaboration International, Inc. for the quarter ended September 30, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in such Quarterly Report on Form 10-QSB of Nomadic Collaboration International, Inc. for the quarter ended September 30, 2002, fairly presents, in all material respects, the financial condition and results of operations of Nomadic Collaboration International, Inc.



NOMADIC COLLABORATION INTERNATIONAL, INC.



Dated:  November 14, 2002               /s/ Raymond Polman
        -----------------    ---------------------------------------------
                             Raymond Polman
                             Chief Executive Officer and Chief Financial Officer